Exhibit 10.12

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Three asterisks denote omissions.

NONEXCLUSIVE LICENSE AGREEMENT AND COVENANT NOT TO SUE

This Nonexclusive License Agreement and Covenant Not to Sue (the Agreement) is made as of March 28, 2008 (the Effective Date) by and between (i) Boston Scientific Scimed, Inc. a Minnesota corporation, and Endovascular Technologies, Inc. and Delaware corporation (collectively, Licensor), and (ii) a California corporation that will be known as Trivascular 2, Inc. (after a name change to occur shortly after the Effective Date), is currently known as Boston Scientific Santa Rosa Corp. and was previously known as TriVascular, Inc. (Licensee).

WHEREAS, (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation, (ii) BOSTON SCIENTIFIC SCIMED, INC. a Minnesota corporation, and (iii) TV2 HOLDING COMPANY, a Delaware corporation (Buyer) have entered into that certain Stock Purchase Agreement, dated as of the Effective Date (Purchase Agreement) pursuant to which, on the Effective Date, Buyer purchased all of the outstanding shares of capital stock of Licensee;

WHEREAS, Licensor has agreed to grant to Licensee a non-exclusive, royalty-free, fully paid-up license to use the Licensed Patents (as defined below) solely for the development, manufacture, marketing and sale of the Licensed Products (as defined below) in accordance with the terms and conditions set forth in this Agreement, and has agreed to issue a limited covenant not to sue with respect to such Licensed Products under certain other patents identified below; and

WHEREAS, Licensee desires to obtain a non-exclusive license to use such patents for the manufacture, marketing and sale of the Licensed Products in accordance with the terms and conditions set forth in this Agreement, and to receive the benefit of such covenant not to sue.

NOW, THEREFORE, in consideration of the premises and mutual promises and agreements hereinafter set forth, the parties hereto agree as follows:

1.	DEFINITIONS.

The following terms, when used herein, have the meanings set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Purchase Agreement. Affiliate means, with respect to the Person to which it refers, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person. For this purpose, “control” means the ownership of fifty percent (50%) or more of the voting securities entitled to elect the directors or management of the Person, or the actual power to elect or direct the management or policies of the Person by law, contract, or otherwise. Licensor’s Affiliates refers to Affiliates of either or both of the People who collectively make up Licensor.

Change of Control means the events described in the term “Deemed Liquidation” in the First Amended and Restated Certificate of Incorporation of Buyer, as in effect on the Effective Date, without requiring the election of the holders of Preferred Stock.

Diligence Cut-off Date means August 21, 2007.

Intellectual Property Rights means intellectual property or proprietary rights of any description including (a) rights in any patent, patent application, including any provisionals, continuations, divisionals, continuations-in-part, extensions, renewals, reissues, revivals and reexaminations, any national phase PCT applications, any PCT international applications, and all foreign counterparts of any of the foregoing, (b) rights in any copyright, industrial design, URL, domain name, trademark, service mark, logo, trade dress or trade name, (c) related registrations and applications for registration, (d) trade secrets, moral rights or publicity rights, (e) inventions, discoveries, improvements, know-how, techniques, methodologies, designs or data, whether or not patented, patentable, copyrightable or reduced to practice, and (f) goodwill related to any of the foregoing.

Interference means the following and/or any related interference: any interference that may be declared between patent applications U.S. 10/692,886 and U.S. 11/879,685 (including as any counts in such interference may expand and any and all related interferences).

Licensed Field means endovascular repair of aneurysms, dissections and/or trauma for aortic and thoracic blood vessels. The Licensed Field also specifically includes endovascular repair of an iliac vessel, but solely to the extent in conjunction or connection with, or adjunctive (or in follow-up) to: (x) any aortic and/or thoracic aneurysm, dissection or trauma or (y) treatment for any such condition (including side effects and repercussions of such treatment). The Licensed Field specifically excludes, however, development directed at supporting a label, and commercialization of a product with a label, in each case indicating that the product is approved or indicated for use to treat iliac aneurysms, dissections or traumas other than in conjunction or connection with or adjunctive (or in follow-up) to: (x) any aortic and/or thoracic aneurysm, dissection or trauma or (y) treatment for any such condition (including side effects and repercussions of such treatment).

Licensed Patent(s) means (a) the patent(s) and patent application(s) listed in Exhibit A attached hereto; (b) any patent application(s) claiming priority to or filed as a continuation, division, or continuation-in-part (solely to the extent not directed to new matter) of the patent application(s) described in clause (a); (c) all patents issuing from the patent application(s) described in clauses (a)-(b); (d) any reissues, reexaminations and extensions of patents described in clauses (a)-(c); and (e) all counterparts in other countries and supranational counterparts to any of the foregoing (including PCT applications and all national extensions thereof).

Licensed Product(s) means products of the classes specifically described on Exhibit B attached hereto, as developed by the Licensor and its Affiliates (including by its subsidiary, Boston Scientific Santa Rosa Corp., formerly known as TriVascular, Inc., prior to its acquisition by Licensor or a Licensor Affiliate) prior to the Effective Date and as products of such classes may be further created, developed or modified by Licensee (or for Licensee by a consultant, service provider or development house in all of the foregoing cases that will not obtain marketing rights) after the Effective Date, the identification, discovery, research, development, production, use, marketing, offer for sale, distribution, import, export or sale of which, absent the license granted pursuant to this Agreement, would constitute an infringement or misappropriation of any of the Licensed Patents. It is understood and agreed that the Licensed Product descriptions set forth in Exhibit B describe classes of products, and there may be multiple different versions, generations and the like of each class of product; provided, that each product in such class of products shall meet the description on Exhibit B hereto or fall

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

within the criteria provided in the penultimate sentence of this definition. Notwithstanding any provision herein to the contrary, following any Change of Control, Licensed Products shall not include any products developed, manufactured or marketed by the acquiring Person prior to such Change of Control (including further developments or modifications thereto). Furthermore, notwithstanding anything to the contrary in this Agreement, any products not sharing all of the fundamental characteristics of one of the product classes specifically described on Exhibit B shall not be deemed to be Licensed Products. However, notwithstanding anything express or implied in the foregoing sentence, it is understood and agreed that if (i) a given product’s identification, discovery, research, development, production, use, marketing, offer for sale, distribution, import, export or sale would constitute an infringement or misappropriation of any of the patent applications and patents that are referred to in Schedule 1.01(c) to the Purchase Agreement (and all patent applications and patents that relate to them in the same manner as described in the definition of “Licensed Patents” above in this Agreement), absent a license to or ownership of such patent(s) and patent application(s); and (ii) such given product contains only insignificant changes from the product classes described on Exhibit B (including changes to (or substitutions for) an element of such product class that do not cause a substantial change to the form of such element), such product will be considered to share “the fundamental characteristics of one of the product classes specifically described on Exhibit B” and therefore to be included within this definition of Licensed Product(s). In addition, it is understood and agreed that after a Change of Control Licensee may continue to develop new Licensed Products and to evolve Licensed Products that it had already developed at the time of the Change of Control, but may not extend the license under this Agreement to products developed, manufactured or marketed by the acquiring Person prior to the Change of Control (including further developments or modifications thereto).

Person means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity.

TV2 Product has the same meaning as “Licensed Product” given above, except substituting for the phrase “which, absent the license granted pursuant to this Agreement, would constitute an infringement or misappropriation of the Licensed Patents” (which phrase appears at the end of the first sentence of the “Licensed Product” definition), the following text: “which, absent a license to or ownership of such patent(s) and patent application(s), would constitute an infringement or misappropriation of (a) any of the Licensed Patents under this Agreement, and/or (b) any of the patent applications and patents that are referred to in Schedule 1.01(c) to the Purchase Agreement (and all patent applications and patents that relate to them in the same manner as described in the definition of “Licensed Patents” above in this Agreement describes patent applications and patents that relate to those listed in Exhibit A to this Agreement).”

Sublicense People has the meaning given in Section 2.1.

2.	GRANT OF RIGHTS.

2.1. License Grant. Subject to the terms and conditions of this Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Licensor and all of its Affiliates that own any Licensed Patent(s) hereby grants to Licensee, and Licensee hereby accepts, an irrevocable (except as otherwise provided in Sections 3 and 7), non-exclusive, non-assignable (except as otherwise provided in Section 9.5), non-sublicenseable (except as otherwise provided in the remainder of this Section 2.1), worldwide, royalty-free, fully paid-up right and license, to use the Licensed Patents to the extent necessary or useful to develop, have developed, make, have made, use, have used, distribute, promote, market, offer for sale, sell, have sold, import and export Licensed Products, solely within the Licensed Field. Licensee is entitled to grant sublicenses

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

hereunder without consent from Licensor (through one (1) or more tiers of sublicense(s)), solely (i) in conjunction with the grant of a license under other significant intellectual property of Licensee to an entity obtaining Licensed Product marketing rights (whether as a licensee, distributor, or reseller) from Licensee so long as such sublicense is only for rights for Licensed Products; and (ii) in compliance with any explicit restrictions on Licensee’s ability to out-license set forth in the Purchase Agreement or any of the Ancillary Agreements (Persons, a grant of rights to whom would be in compliance with (i) and (ii) and who obtain marketing rights for Licensed Products from Licensee, are Sublicense People). Licensee is further entitled to grant sublicenses hereunder to its Affiliates (through one (1) or more tiers) without consent from Licensor, provided that such sublicenses shall only endure for so long as the sublicensed Person remains an Affiliate of Licensee, and provided, further, that there has been no Change of Control in connection with the sublicensed Person becoming an Affiliate of Licensee.

2.2. Reservation of Rights. Except as expressly set forth herein, this Agreement does not grant to Licensee any right, title, interest, ownership or license, by implication, estoppel or otherwise, to any Intellectual Property Rights of Licensor, including, without limitation, any license rights to the Licensed Patents outside the Licensed Field. For a period of eight (8) years following the Effective Date, Licensee and its Affiliates shall not clinically develop through human studies (i.e., sponsor, conduct or run a human clinical trial) or commercialize a product covered by the Licensed Patents or the Affected Patents (as defined in Section 6) outside of the Licensed Field. Licensee and its Affiliates shall not grant any sublicense under the Libensed Patents outside of the Licensed Field, or with respect to subject matter other than Licensed Products. Title to the Licensed Patents will at all times remain vested in Licensor and nothing in this Agreement shall be construed to prohibit or restrict Licensor’s right to sell, transfer, assign or encumber any of the Licensed Patents, subject to the license granted to Licensee hereunder, except as otherwise provided in Section 9.6.

2.3. Sales Outside Licensed Field. Licensor and Licensee shall promptly (within thirty (30) days) notify each other upon becoming aware that Licensed Products are being used off-label outside the Licensed Field. If Licensee becomes aware of such off-label use, Licensee shall use reasonable efforts to prevent such use, including notice to physicians and hospitals in writing that such use is not approved.

2.4. Certain Know-How and Documents. “Documentation” shall mean all records of preclinical and clinical studies conducted by or for Boston Scientific Santa Rosa Corp., a California corporation (formerly known as Trivascular Inc., a California corporation) in connection with its EVAR program (including case report forms), and all regulatory documentation in connection with such studies. “Data/Information” shall mean all preclinical and clinical data and regulatory information set forth in the Documentation. Licensor shall, within ninety (90) days after the Effective Date, provide to Licensee true and complete copies of the Documentation. Licensor hereby grants Licensee the exclusive (even as to Boston, except as provided in the next sentence), sublicenseable (through one (1) or more tiers of Sublicensee People and Licensee Affiliates (for so long as they remain Licensee

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Affiliates) without consent from Licensor on the same basis on which sublicensing is permitted in Section 2.1) right to use such copies of the Documentation and the Data/Information in connection with research, development and commercialization of medical device products for the EVAR field. Licensor retains, however, the right to use and disclose the Documentation and Data/Information as necessary to fulfill its regulatory obligations to the Food and Drug Administration or other regulatory authorities in connection with the clinical trials to which the Documentation relates (“Continuing Regulatory Obligations”). Licensor and its Affiliates shall not otherwise use the Documentation and Data/Information. Licensor and its Affiliates shall not disclose the Documentation nor the Data/Information to any third party except as (1) needed to perform the Continuing Regulatory Obligations, or (2) required by applicable law (provided that in the case of legally required disclosures in (2) Licensor will give reasonable advanced notice of the disclosure requirement and reasonable assistance to Licensee to seek confidential treatment or a protective order).

3.	BANKRUPTCY.

Licensor agrees that the rights to the Licensed Patents licensed by Licensor to Licensee as set forth herein constitute “intellectual property” as defined in Section 1(11(35A) of the Bankruptcy Code and that the Agreement shall be governed by Section 365(n) of the Bankruptcy Code. If Licensor voluntarily or involuntarily becomes subject to the protection of the Bankruptcy Code, and Licensor or the trustee in bankruptcy rejects the Agreement under Section 365 of the Bankruptcy Code, Licensee shall have the right to: (a) treat the Agreement as terminated; or (b) retain Licensee’s rights under the Agreement, specifically including, without limitation, the right to exercise its rights granted therein to the Licensed Patents.

4.	REPRESENTATIONS AND WARRANTIES.

4.1. Representations. Each of Licensee and Licensor hereby represents and warrants to the other party that: (a) it is a corporation duly organized and validly existing under the laws of the applicable state of its incorporation, and has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (b) this Agreement has been duly authorized, executed and delivered by such party and it constitutes the legal, valid and binding obligations of such party, and it is enforceable against such party in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, reorganization, insolvency or similar laws of general applicability governing the enforcement of the rights of creditors; and (c) neither the execution, delivery and performance of this Agreement nor the consummation by such party of the transactions contemplated hereby will violate or conflict with or constitute a default under any contractual obligation of such party, or any judgment, order or decree applicable to, or binding upon, such party. Licensor hereby represents and warrants to Licensee that the patent applications and patents set forth in Exhibit C do not claim any Lynx device(s) manufactured by Licensor or its Affiliate before the Effective Date, or the manufacture or use in the Licensed Field of such a device. The sole remedy for breach of the representation and warranty in the foregoing sentence shall be for the relevant patent application(s) and patent(s) of Exhibit C to be listed in Exhibit A promptly after discovery of such breach.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

4.2. Disclaimer. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 4 OF THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER EXPRESS OR IMPLIED WARRANTY AS TO THE LICENSED PATENTS INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, QUIET ENJOYMENT, QUIET POSSESSION, OR ANY WARRANTIES IMPLIED FROM ANY COURSE OF DEALING OR USAGE OF TRADE, AND HEREBY DISCLAIMS THE SAME. Without limiting the foregoing, this Agreement and the licenses granted herein does not and shall not be interpreted or construed to include: (a) any representation or warranty as to the validity, enforceability or scope of the Licensed Patents, (b) any requirement to file any patent application or secure or maintain any patent, (c) any obligation to furnish any technical or support information, and/or (d) any license or rights by implication or estoppel.

4.3. Export. Licensee acknowledges and agrees that it shall not export or re-export, directly or indirectly (including via remote access), the Licensed Patents or the Licensed Products, as the case may be, or other information or materials it receives pursuant to this Agreement to any country for which the United States or any other relevant jurisdiction requires any export license or other governmental approval at the time of export, without first obtaining such license or approval.

5.	PATENT PROSECUTION; ENFORCEMENT.

5.1. Patent Prosecution. Licensor shall, at its own expense, control and be solely responsible for the prosecution and maintenance of the Licensed Patents. Nothing in this Agreement implies an obligation on Licensor to apply for, prosecute or maintain any patent or patent right. Licensee shall fully cooperate, at Licensor’s reasonable request, with the prosecution and maintenance of the Licensed Patents and in any other proceedings before a patent official or office (in each case solely to the extent that the cooperation of Licensee’s personnel is uniquely helpful to the foregoing (i.e., the assistance could not be performed by any other Person) and does not interfere with such personnel’s regular duties with Licensee), and Licensor shall pay all costs, expenses and fees reasonably incurred by Licensee in providing such assistance.

5.2. Enforcement. In the event that Licensee determines that a third party is making, using, or selling a product that may infringe one or more Licensed Patents in the Licensed Field, it may promptly notify the Licensor in writing. Licensor shall be solely responsible for determining whether to bring suit against any Person for infringement of the Licensed Patents and for controlling such suit. Licensor shall be solely entitled to any and all recoveries resulting from an enforcement action. Licensee agrees to assist Licensor in any such legal proceedings, at Licensor’s reasonable request, solely to the extent that the cooperation of Licensee’s personnel is uniquely helpful (i.e., the assistance could not be performed by any other Person) and does not interfere with such personnel’s regular duties with Licensee. Licensor shall reimburse Licensee for all reasonable expenses incurred by Licensee in providing such assistance.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

5.3. The Interference.

(a) Following such time as the United States Patent and Trademark Office declares the Interference, Licensee may request meetings with Licensor to be held no more than once per calendar quarter (provided that such meetings shall be held more’ frequently if a significant development occurs or significant activities are expected in the Interference) at which Licensor shall provide Licensee with an update of Licensor’s conduct and strategy for the Interference, and shall reasonably consider, but shall not be obligated to follow or otherwise comply with, Licensee’s comments and suggestions in relation to such conduct and strategy; provided, that prior to any such meetings Licensee shall execute a confidentiality agreement in form and substance reasonably satisfactory to Licensor with respect to the matters to be disclosed to Licensee regarding the Interference. The parties shall cooperate to conduct their communications in relation to the Interference in such a manner as to document their common interest in the outcome of the Interference and preserve privilege with respect to such communications (which may include conducting all discussions through and/or in the presence of counsel); provided, that Licensor shall not be obligated to disclose to Licensee any material which could be considered to be subject to attorney-client privilege unless the parties have entered into a written common interest agreement in form and substance reasonably satisfactory to the parties. Each party shall cooperate with the other party to put in place such a common interest agreement.

(b) During Licensor’s conduct of the Interference, Licensor shall notify Licensee prior to conceding, dropping or narrowing any claims or counts in the Interference. If Licensee requires Licensor to continue to pursue such claims or counts (Required Claims), then (i) Licensor shall continue to pursue such Required Claims as requested by Licensee; (ii) Licensor shall otherwise continue to control the conduct of the Interference; and (iii) Licensor and Licensee shall share the costs and expenses incurred by them in connection with the Interference in connection with the Retained Claims in accordance with the remainder of this subsection (b). Licensee shall be responsible for costs and expenses proportional to the incremental external costs incurred by Licensor due to Licensee’s decision to continue to pursue the Required Claims. The parties shall work together in good faith to determine such incremental costs and to allow for budgeting for them in advance. In particular, Licensor shall require its counsel to maintain and record time accurately to a separate matter number for time devoted to activities for which Licensee is responsible to share costs. If they cannot agree in relation to such incremental costs in any billing period (once the bills for such period have been received), then Licensee shall be entitled to have Licensee’s law firm audit the records Licensor believes support Licensor’s position on such incremental costs; provided, that Licensee’s law firm shall keep such records confidential and Licensor shall be entitled to redact from such records any information that could be considered to be subject to attorney-client privilege unless the parties have established an appropriate common interest, while still leaving enough information intact to allow for a reasonable audit to occur. If such audit does not resolve the issues, then the parties’ respective counsel shall within thirty (30) days select an independent law firm not otherwise retained by either of the parties (or if they are unable to agree within such time period, then the American Arbitration Association shall select one) and this third law firm shall audit the records and finally determine such incremental costs. Each party’s law firm shall be entitled to see all documentation provided to this third law firm and to be present during all

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

communications with this third law firm in relation to the matter. Neither party shall engage in ex parte communications with the third law firm. The third law firm shall render (in writing simultaneously to both of the parties) such law firm’s determination as to such incremental costs within sixty (60) days after such firm is engaged. Such determination shall be final and binding upon the parties as to the period audited. The costs and expenses of the audit shall be allocated by the third law firm between the parties based on their proportionate fault of the parties in requiring the audit. If Licensee does not require Licensor to continue to pursue (or not narrow) any claims or counts in the Interference, Licensor shall cease to pursue such claims or counts (or narrow them as per Licensor’s notice to Licensee) within ninety (90) days of Licensee’s notice to Licensor of such decision.

(c) If Licensor elects to abandon the Interference in its entirety, Licensor shall provide at least thirty (30) days prior notice to Licensee of such election and Licensee shall have the right to take over the conduct of the Interference solely at the expense of Licensee. If Licensee declines to take over the conduct of the Interference, Licensor shall abandon the Interference within ninety (90) days after Licensee’s notice of such decision.

6.	COVENANT NOT TO SUE.

Licensor, on behalf of itself and each of its Affiliates, hereby covenants and agrees that it will not assert against Licensee, its Affiliates, Sublicense People and end-users any claims that the manufacture, having manufactured, marketing, offer of sale, sale, use, import or export of the TV2 Products by Licensee, its Affiliates, Sublicense People and end-users infringe any claims of any patents actually issued to Licensor or its Affiliates after the Diligence Cut-off Date that have resulted from patent applications filed on or prior to the thirtieth (30th) day following the Effective Date — with each such patent filing prior to such thirtieth (30th) day being deemed to include any patent application(s) filed as a continuation or division of it, or a continuation-in-part to the extent directed to the same subject matter, and all patents issuing on any of the foregoing (and reissues, re-examinations, renewals, and extensions thereof and all counterparts in other countries and supranational counterparts to each of the foregoing) — and that have been assigned to or are otherwise owned by Licensor or its Affiliates, to the extent that such claims include inventions made pursuant to Licensed Field-related research and development programs of Licensor or its Affiliates, for which no related patent or patent application has issued or published anywhere in the world on or prior to the Diligence Cut-off Date (the Affected Patents). Licensor shall ensure that any assignment or transfer of the Affected Patents (whether directly or by operation of law) to a Person not directly bound by this covenant not to sue shall be subject to this covenant not to sue (including by causing each such Person to agree in writing in a legally binding way to abide by such covenant not to sue, naming Licensee as a third-party beneficiary of such agreement to abide). In other words, Licensor shall cause this covenant not to sue to run with the Affected Patents. In addition, after issuance of each Affected Patent, Licensee may elect by written notice to Licensor within thirty (30) days after the issuance of such Affected Patent to include such Affected Patent among the Licensed Patents under this Agreement and therefore within the non-exclusive license granted to Licensee under Section 2.1 hereunder; provided, that (i) Licensee shall provide Licensor written notice of its intent to include such Affected Patent within the license under Section 2.1; (ii) Licensor shall have thirty (30) days following receipt of such notice to determine whether inclusion of such Affected Patent within the license in Section 2.1 would result in Licensor owing any amounts to any third Person (i.e., a Person who is not an Affiliate of

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Licensor) under any preexisting agreement (and to notify Licensee of any such amounts); and (iii) Licensee shall be entitled to determine whether to reimburse Licensor for any such amounts due and include such Affected Patent in the non-exclusive license under Section 2.1, or instead to retain such Affected Patent under this covenant not to sue. If there will be no amounts due as a result of the inclusion of such Affected Patent within the license under Section 2.1, or if Licensee agrees to reimburse Licensor for any amounts due, then such Affected Patent shall be included in the Licensed Patents for purposes of Section 2.1.

7.	TERM; TERMINATION.

7.1. Term. Unless terminated sooner in accordance with Section 7.2, this Agreement shall commence as of the Effective Date and shall remain in effect until the expiration of the last to expire of the Licensed Patents.

7.2. Termination. Licensor may terminate this Agreement at any time upon or following (i) commencement of proceedings for the liquidation or dissolution of Licensee, or any other termination or winding-up of Licensee’s existence or business, (ii) appointment of any receiver, including a temporary receiver, of Licensee (unless in any case removed within ninety (90) days), (iii) assignment of its assets by Licensee for the benefit of its creditors, or (iv) institution by or against Licensee of insolvency, receivership or bankruptcy proceedings (unless dismissed within ninety (90) days). This Agreement shall not be terminable upon a Change of Control, however, in accordance with the definition of Licensed Products, the license of Section 2.1 shall not extend to any products developed, manufactured or marketed by the acquiring Person prior to such Change of Control.

7.3. Termination for Breach.

(a) Notice/Cure. Either party may terminate this Agreement for (i) the other party’s material breach of this Agreement or (ii) the other party’s material breach of the Exclusive License Agreement (a breach described in the foregoing clauses (i) and (ii) shall be referred to as a Material Breach), which Material Breach remains uncured ninety (90) days after the non-breaching party notified the breaching party in writing of the alleged Material Breach, describing with particularity the alleged Material Breach, and explicitly stating that: the writing is a notice under this Section, the breach is a Material Breach, and the breach must be cured within ninety (90) days in order for the breaching party to retain its rights under this Agreement. Email shall not be deemed a writing for purpose of this Section 7.3.

(b) Disputed Notices.

(i) If a party gives notice of termination under Section 7.3(a) and the other party disputes whether such notice was proper (i.e., whether the party having received such notice had actually materially breached this Agreement), then either party, by written notice to the other party, may refer such dispute for discussion by the following executive officers of each party: For Licensor, the Chief Executive Officer, and for Licensee, any authorized officer at the level of Vice President or above. Each party shall make such officer of its reasonably available for discussions with the other party’s such officer, and shall attempt in good faith through such discussions to resolve the dispute within ninety (90) days after a party refers the dispute for resolution by such officers.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(ii) If such officers designated executive officers do not resolve such dispute within such ninety (90) day period, then either party may pursue any legal or equitable remedy available to it in accordance with Sections in accordance with Sections 9.10 and 9.11.

(iii) The Agreement shall remain in effect pending the outcome of the resolution of such dispute. If as a result of such dispute resolution process it is finally determined that the notice of termination was proper, then the date of such final determination shall be deemed the date of receipt of the notice of breach pursuant to Section 7.3(a) (and the ninety (90) day cure period shall commence beginning on the date of such final determination). If, however, as a result of such dispute resolution process it is determined that the notice of termination was improper, then no material breach shall have occurred and this Agreement shall remain in effect.

7.4. Effect of Termination.

(a) Upon any termination (but not expiration), Licensee shall return to Licensor, or destroy, all technical information and materials developed or used in connection solely with the Licensed Patents (and not in connection with any other intellectual property rights of Licensee), including documents, logs, notes, manuals, training materials, computer source codes, object codes, and any other information whether contained in written, electronic, or other media.

(b) Upon any termination (but not expiration), Licensee will complete or terminate all outstanding tasks, including the provision of any Licensed Products that have been contracted for by customers prior to notice of termination in a timely manner and in accordance with a mutually agreed schedule, but in any event within six (6) months from the effective date of termination of this Agreement.

(c) The provisions of this Section 7 and of Sections 1, 4.2, 8 and 9 shall survive any termination or expiration of this Agreement. Nothing herein shall be construed to release either party of any obligation which matured prior to the effective date of such termination or expiration.

8.	RISK ALLOCATION.

8.1. Indemnification.

(a) Licensor will defend, indemnify and hold harmless Licensee and its subsidiaries, parent corporations, Affiliates, officers, directors, partners, employees, agents, successors and assigns (collectively, the Licensee Indemnitees) from and against any loss, damage, expense (including reasonable attorney’s fees of indemnitee(s) and those that may be asserted by a third party) or liability (collectively, Losses) suffered by or imposed upon the Licensee Indemnitee(s) as a result of an claim, demand, action or proceeding by any third party

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(each a Third Party Claim) arising from or related to (i) any breach of Licensor’s representations, warranties or covenants under this Agreement; and (ii) any negligence or intentional misconduct by Licensor (or its agents, consultants or employees) in performing its obligations under this Agreement. The foregoing indemnification action shall not apply in the event and to the extent that a claim is subject to indemnification by Licensee pursuant to Section 8.1(b) below, or a court of competent jurisdiction determines that such Losses arose as a result of any Licensee Indemnitee’s negligence, intentional misconduct or breach of this Agreement.

(b) Licensee will defend, indemnify and hold harmless Licensor and its subsidiaries, parent corporations, Affiliates, officers, directors, partners, employees, agents, successors and assigns (collectively, the Licensor Indemnikes) from and against any Losses suffered by or imposed upon the Licensor Indemnitee(s) as a result of any Third Party Claim arising from or related to: (i) any breach of Licensee’s representations, warranties or covenants under this Agreement; (ii) any negligence or intentional misconduct by Licensee (or its agents, consultants or employees) in performing its obligations under this Agreement; (iii) any claim that Licensee, its Affiliate or any Sublicense People under this Agreement infringes or misappropriates any Intellectual Property Right of a third party by their manufacture, having manufactured, offer for sale, sale, use, import or export of any Licensed Products; and (iv) the use, promotion, sale or distribution of Licensed Products by Licensee, any of its Affiliates or Sublicense People. The foregoing indemnification action shall not apply in the event and to the extent a claim is subject to indemnification by Licensor pursuant to Section 8.1(a) above, or that a court of competent jurisdiction determines that such Losses arose as a result of any Licensor Indemnitee’s negligence, intentional misconduct or breach of this Agreement

8.2. Procedure. To receive the benefit of the foregoing indemnities the Person seeking indemnification (the Indemnitee) must promptly notify the other party (the Indemnifying Party) in writing of a claim or suit and provide reasonable cooperation (at the Indemnifying Party’s expense) and tender to the Indemnifying Party full authority to defend or settle the claim or suit. The Indemnifying Party has no obligation to indemnify the Indemnitee in connection with any settlement made without the Indemnifying Party’s written consent. The Indemnifying Party may not settle such claim or suit without the consent of the other party, which consent shall not be unreasonably withheld or delayed, provided, however, that such consent is not required so long as such settlement includes an unconditional release of the Indemnitee and does not impose any obligations on any Indemnitee other than the payment of money damages fully indemnified hereunder. The Indemnitee has the right to participate at its own expense in the claim or suit and in selecting counsel therefor. The Indemnitee shall cooperate with the Indemnifying Party, as reasonably requested, at the Indemnifying Party’s sole cost and expense. If the parties cannot agree as to the application of Sections 8.1(a) and 8.1(b) to any particular Third Party Claim, the parties may conduct separate defenses of such Third Party Claim. In such case, each party reserves the right to claim indemnity from the other in accordance with Sections 8.1(a) and 8.1(b) upon resolution of such underlying Third Party Claim.

8.3. Limitation of Liability. EXCEPT FOR AMOUNTS PAYABLE WITH RESPECT TO THIRD PARTY INDEMNIFICATION CLAIMS UNDER SECTION 8.1, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

9.	MISCELLANEOUS.

9.1. Relationship of Parties. For the purposes of this Agreement, each party hereto shall be, and shall be deemed to be, an independent contractor and not an agent, partner, joint venturer, representative or employee of any other party. No party shall have authority to make any statements, representations, compromises of rights or commitments of any kind, assume or create any obligations, or to accept process for or take any other action which shall be binding on the other parties, except as may be explicitly provided for herein or authorized in writing by the other parties.

9.2. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.2):

(a) if to Licensor:

Boston Scientific Corporation

One Boston Scientific Place

Natick, MA 01760

Attention: General Counsel

Fax: 508-650-8956

with a copy (which shall not constitute notice) to:

Boston Scientific Scimed

One Scimed Place

Maple Grove, MN 55311

Attention: Chief Patent Counsel

Fax: 763-494-2180

(b) if to Licensee:

Trivascular Inc

3910 Brickway Boulevard

Santa Rosa, CA 95403

Attention: CEO

Fax: 707-541-3952

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

with a copy (which shall not constitute notice) to an address to be specified by Licensee by written notice to Licensor within ninety (90) days after the Effective Date (notices to Licensee prior to the time it provides this address shall not be required to be copied to this address).

9.3. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

9.4. Performance by Affiliates. Each party warrants that it has the right to bind its Affiliates to perform the obligations set forth for such Affiliates in this Agreement. Accordingly, each party guarantees the performance of its Affiliates hereunder, and shall be jointly and severally liable with its Affiliates for such performance (and such Affiliates shall be jointly and severally liable with Licensor hereunder for such performance).

9.5. Entire Agreement. This Agreement, the Purchase Agreement, the Confidentiality Agreement and the other Ancillary Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

9.6. Assignment. Licensee may not assign this Agreement or any of its rights and obligations under this Agreement without the prior written consent of the Licensor; provided, that Licensee may assign or otherwise transfer this Agreement (i) to a party that acquires all or substantially all of the assets of the Licensee pursuant to a Change of Control or other corporate reorganization, consolidation, merger or sale of substantially all of the capital stock or assets of Licensee; or (ii) to an Affiliate of Licensee so long as such assignee remains an Affiliate of Licensee, in each case without the prior written consent of Licensor, provided, further, that in each instance the assignee Person expressly assumes all obligations imposed on the assigning party by this Agreement in writing. However, notwithstanding the foregoing, Licensee is only entitled to assign this Agreement in a manner that is in compliance with any other explicit limitations on Licensee’s right to be acquired and/or out-license Licensed Products, which limitations are set forth in the Purchase Agreement or any of the Ancillary Agreements. Licensor may assign this Agreement without the prior written consent of Licensee solely (i) so that the license granted in Section 2.1 of this Agreement is transferred together with the Licensed Patents (and the Licensed Patents remain subject to it) and (ii) in a manner that is in compliance with Licensor’s obligations under Section 6 to cause the covenant not to sue provided in such Section to run with the Affected Patents.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

9.7. Amendment. This Agreement may not be amended or modified or waived except (a) by an instrument in writing signed by a duly authorized officer (which shall include any Vice President) of each of Licensor and Licensee, or (b) by a waiver in accordance with Section 9.8.

9.8. Waiver. Either party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) to the extent permitted by applicable Law, waive compliance with any of the agreements of the other party or conditions to such party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer (which shall include any Vice President) of the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of either party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. No email correspondence which does not specifically reference or waive this Section 9.8 shall be deemed to waive rights under this Agreement.

9.9. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

9.10. Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage may occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

9.11. Interpretive Rules. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and all Article and Section references are to this Agreement unless otherwise specified. The words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation.” No implication shall be drawn from the inconsistent usage in this Agreement as to actual inclusion or non-inclusion of the phrase “without limitation” after “include,” “includes” and “including.” The word “days” means calendar days unless otherwise specified herein. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require either party or their respective officers, directors, subsidiaries or Affiliates to take any action which would violate or

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

conflict with any applicable Law. The word “if’ means “if and only if.” The word “or” shall not be exclusive. The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. Except as otherwise expressly provided herein, all references to “dollars” or “$” will be deemed references to the lawful money of the United States of America.

9.12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to its conflicts of laws rules. All Actions arising out of or relating to this Agreement shall be heard and determined primarily in the federal court courts of the Northern District of California; provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined primarily in any state court sitting in San Francisco, California. Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the State of California for the purpose of any Action arising out of or relating to this Agreement brought by either party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts. Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such Action by the mailing of copies thereof by mail to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt by registered mail; provided, however, that nothing in this Section 9.12 shall affect the right of any party to serve legal process in any other manner permitted by law. The consent to jurisdiction set forth in this Section 9.12 shall not constitute a general consent to service of process in the State of California and shall have no effect for any purpose except as provided in this Section 9.12.

9.13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMUTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

9.14. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

9.15. Further Assurances. At any time and from time to time, either party will, without further consideration and at the other party’s expense, take such further action and execute and deliver such further instruments and documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

9.16. No Implied Rights. No implied rights of any kind under or with respect to Intellectual Property Rights are granted or shall be deemed to have been granted under this Agreement. Each party only grants those rights and licenses that are explicitly granted in this Agreement.

[The remainder of this page intentionally left blank.]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, each of Licensor and Licensee has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BOSTON SCIENTIFIC SCIMED, INC.		Boston Scientific Santa Rosa Corp., which was previously known as TriVascular, Inc., a California corporation, that will be known as Trivascular 2, Inc. (after a name change to occur shortly after the Effective Date)

By:	/s/ Paul LaViolette	By:	/s/ Michael Chobotov
Name:	Paul LaViolette	Name:	Michael Chobotov
Title:	CEO and President	Title:	Chief Executive Officer

ENDOVASCULAR TECHNOLOGIES, INC.

By:	/s/ Kelly Phillips
Name:	Kelly Phillips
Title:	V.P, General Counsel & Director

[Signature Page to Nonexclusive License Agreement and Covenant Not To Sue Agreement]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT A

***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	*** *** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***

***	***

***	***

***

***	***

***

***	***

***

***	***

***	***

***

***	***

***	*** *** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

***

***	***

***	***

***	***

***

***	***

***	***

***	***

***	***

***	***

***	***

***

***	***

***	***

***	***

***

***	***

***

***	***

***	***

***	***

***

***	***

***

***	***

***	***

***	***

***

***	***

***	***

***

***	***

***	***

***

***	***

***	***

***	***

***	***

***

***	***

***

***	***

***

***	***

***

***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT B

LICENSED PRODUCTS

AAA Product Class: An endovascular device for treating abdominal aortic aneurysms, dissections, and/or trauma, that has (or contains or incorporates) (i) a main body containing a significant portion of PTFE, (ii) an integral inflatable proximal sealing ring, (iii) a fill material that is in a flowable liquid or partially-liquid state (as examples (that shall not be deemed limiting), a slurry state, or a bi-phase state in which one of the phases is a liquid) during device implantation and which may be a polymer that crosslinks in-situ, and (iv) from zero to two iliac limb components.

Thoracic Product Class: An endovascular device for treating thoracic dissections, aneurysms and/or trauma, that has (or contains or incorporates) (i) a tubular body containing a significant portion of PTFE, (ii) an integral inflatable proximal sealing ring, and (iii) a fill material that is in a flowable liquid or partially-liquid state (as examples (that shall not be deemed limiting), a slurry state, or a bi-phase state in which one of the phases is a liquid) during device implantation and which may be a polymer that crosslinks in-situ.

Endovascular Aneurysm Repair/Adjunctive procedure products: Adjunctive products, such as (but not limited to) extensions or cuffs, which are not products meeting the definitions of AAA Product Class described above or Thoracic Product Class described above, but must be both (1) labeled solely for the Licensed Field, and (2) either (a) a cuff (meaning a PTFE-covered stent) with a *** (to be clear, the “***” shall exclude states achieved through use of a cuff outside the reasonable contemplation of the parties (as examples that shall not be deemed limiting, “reasonably contemplated” use of a cuff includes (i) all uses described in documentation, marketing materials or published literature for such cuff and (ii) all uses of such cuff that would reasonably be expected to be made in reasonable and customary medical practice) labeled solely for thoracic dissections, or (b) designed, marketed and labeled solely for use in conjunction with, as part of, or in a procedure that is adjunctive to or a follow-up procedure to a procedure that employs a product that would qualify as a Licensed Product based on one of the first two paragraphs of this Exhibit B and/or the penultimate sentence of the definition of Licensed Products.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1

EXHIBIT C

CERTAIN PATENTS NOT LISTED IN EXHIBIT A AS OF SIGNING

***

***

***

***

***

***

***

***

***

***

***

***

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1